Exhibit 10.16

DEED OF ASSIGNMENT

(PRODUCTION SHARING CONTRACT – BLOCK 5 EEZ)

The present Deed of Assignment is concluded between:

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE, represented by the Agência Nacional do Petróleo de São Tomé e Príncipe, hereinafter referred to as “ANP-STP”;

and

EQUATOR EXPLORATION STP BLOCK 5 LIMITED, a company existing under the laws of the British Virgin Islands, registration number 1000133, with registered office at Craigmuir Chambers, Road Town, Tortola, British Virgin Islands with a branch registered in Sao Tome and Principe with the Guiché Único para Empresas under no. 343/012 at Avenida da Independência Nº. 392, São Tomé – São Tomé e Príncipe, hereinafter referred to as “EQUATOR”;

and

KOSMOS ENERGY SAO TOME AND PRINCIPE, a company existing under the laws of the Cayman Islands, whose registered office is located at 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands, with a branch registered in Sao Tome and Principe with the Guiché Único para Empresas under nº 5492/2016 at Rua Soldado Paulo Ferreira, Edificio Francisco Cabral, 1º Andar CP. 410 São Tomé – São Tomé e Príncipe, hereinafter referred to as “KOSMOS”;

and

Galp Energia São Tomé e Príncipe Unipessoal, Limitada, a company existing under the laws of Sao Tome and Principe, registered in the Guiché Único para Empresas with the number A100001/2015, with the tax number 517274968, with registered office in Avenida da Independência 392 II/III, São Tomé – São Tomé e Príncipe, hereinafter referred to as “GALP”.

ANP-STP, EQUATOR, KOSMOS and GALP may collectively be referred to as the “Parties”

WHEREAS

A.     THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE represented by ANP-STP and EQUATOR entered into the Production Sharing Contract signed with the Democratic Republic of Sao Tome and Principe on April 18, 2012 (the “Contract”), in pursuance of which they have obtained the exclusive right to undertake petroleum operations in Block 5 within the territory of Sao Tome and Principe;

B.      On 19 February 2016 EQUATOR assigned and transferred to KOSMOS a sixty-five percent (65%) participating interest in the Contract;

C.      KOSMOS has agreed to assign to GALP a twenty percent (20%) participating interest in the Contract, and GALP has agreed to receive this twenty percent (20%) participating interest (the “Assignment”);

D.      Article 19 of the Contract permits the parties to the Contract comprising the Contractor to assign and transfer in whole or in part their participating interest in the Contract with the respective rights, interests and obligations;

E.      Under article 19 of the Contract, ANP-STP, by its letter dated 16 November 2016, with the Ref Nº 183/ANP/GM/2016, authorized the Assignment and made known that it does not intend to exercise any preferential rights in relation to the Assignment;

F.      The Parties agree to the Assignment.

The Parties have entered into this Deed of Assignment subject to the following terms and conditions:

Article 1

The Assignment shall be effective on the date this Deed of Assignment is signed by all Parties (the “Effective Date”).

Article 2

By virtue of this Deed of Assignment, KOSMOS assigns and transfers to GALP, and GALP accepts, the twenty percent (20%) participating interest referred to in Recital C, with all rights, interests and obligations (the “Assigned Interest”), so that the percentage interest held by the parties in the Contract as of the Effective Date shall be as follows:

ANP-STP	fifteen percent (15%);
EQUATOR	twenty percent (20%);
KOSMOS	forty-five percent (45%);
GALP	twenty percent (20%).

ANP-STP, EQUATOR and GALP agree that KOSMOS shall remain as Operator under the Contract.

Article 3

GALP acknowledges and accepts that it shall assume and fulfil all the obligations, responsibilities and duties from the Effective Date, under the Contract that may arise after this date related to the Assigned Interest.

GALP undertakes to indemnify and hold each of ANP-STP, EQUATOR and KOSMOS harmless from and against all such obligations, liabilities, duties, costs and expenses arising out of operations relating to the Contract which accrue after the Effective Date to the extent they are related to the Assigned Interest.

Article 4

KOSMOS declares and warrants that it has not transferred, assigned or pledged the Assigned Interest and KOSMOS undertakes to indemnify and shall hold ANP-STP, EQUATOR and GALP harmless from all direct claims, losses or damages that ANP-STP, EQUATOR and GALP may suffer or incur owing to a violation of the above declaration and warranty.

KOSMOS herein undertakes to indemnify and hold GALP harmless from all direct responsibilities and obligations relating to the Assigned Interest which accrue before the Effective Date.

Article 5

The Parties shall sign all other documents and shall carry out all other requirements that may be necessary or desirable in order to confirm and record the assignment of the Assigned Interest to make the Assignment effective in accordance with the laws of the Democratic Republic of Sao Tome and Principe.

Article 6

All the terms used in the present Deed of Assignment, which are not expressly defined herein, will have the same definition as that indicated in the Contract.

In witness hereof, the Parties have duly signed this Deed of Assignment in four (4) originals in the Portuguese language and in four (4) originals in the English language. The Portuguese version will prevail in case of discrepancy.

EQUATOR EXPLORATION STP BLOCK 5 LIMITED

Signature:	/s/ Pade Durotoye

Name:	PADE DUROTOYE

Position:	MD/CEO

Date:	December 09, 2016

KOSMOS ENERGY SAO TOME AND PRINCIPE

Signature:	/s/ Jon W. Cappon

Name:	JON W. CAPPON

Position:	VICE PRESIDENT / COUNTRY MANAGER

Date:	November 18, 2016

Galp Energia São Tomé e Príncipe Unipessoal, Limitada

Signature:	/s/ Thore E. Kristiansen /s/Filipe Silva

Name:	THORE E. KRISTIANSEN FILIPE SILVA

Position:	EXECUTIVE DIRECTOR EXECUTIVE DIRECTOR

Date:	November 22, 2016 November 22, 2016

By its agreement to this Deed of Assignment, the Agência Nacional do Petróleo de São Tomé e Príncipe, representing THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE and as a party in the Contract,  confirms the authorization to the above referred Assignment of the Assigned Interest and that it will not exercise any preferential rights in relation to the Assignment. It further expresses its agreement to the Assignment.

Signature:	/s/ Orlando Sousa Pontes

Name:	ORLANDO SOUSA PONTES

Position:	EXECUTIVE DIRECTOR

Date:	December 13, 2016